                                                                   Exhibit 23(c)

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-4 and related Proxy Statement/Prospectus of American General Corporation for the registration of shares of its common stock and preferred stock to be issued pursuant to the Merger Agreement among American General Corporation, AGC Life Insurance Company, and Independent Insurance Group, Inc. and to the incorporation by reference therein of our report dated March 1, 1995, with respect to the consolidated financial statements of Independent Insurance Group, Inc. incorporated by reference in Independent Insurance Group, Inc.'s Annual Report (Form 10-K) for the year ended December 31, 1994, and our report dated March 29, 1995 with respect to the related financial statement schedules included therein, filed with the Securities and Exchange Commission.


                                       ERNST & YOUNG LLP

Jacksonville, Florida
January 26, 1996

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-4 and related Proxy Statement/Prospectus of American General Corporation for the registration of shares of its common stock and preferred stock to be issued pursuant to the Merger Agreement among American General Corporation, AGC Life Insurance Company, and Independent Insurance Group, Inc. and to the incorporation by reference therein of our report dated February 15, 1995, with respect to the consolidated financial statements of American General Corporation incorporated by reference in its Annual Report (Form 10-K) for the year ended December 31, 1994, and our report dated March 17, 1995 with respect to the related financial statement schedules included therein, filed with the Securities and Exchange Commission.

                                            ERNST & YOUNG LLP

Houston, Texas
January 31, 1996